THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF THIS DOCUMENT OR ANY DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION THEREOF, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES THERETO OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

THIS AMENDMENT is entered into,

BY AND BETWEEN:

1)	Austrian Gaming Industries GmbH (“AGI”), a company organised and existing under the laws of Austria, having its principal place of business at Wiener Strasse 158, A-2352 Gumpoldskirchen, Austria.

AND

2)
Octavian International Limited, a company organised and existing under the laws of England, having its principal place of business at 1-3 Bury Street, Guildford (“Octavian”), with registered number 04185988.

AGI and OCTAVIAN are hereinafter referred to individually as “Party” and jointly as “Parties”. This Amendment is hereinafter referred to as “Amendment”.

WHEREAS, the Parties have executed an agreement on 30 October 2008 for the conversion of a sum of € 8,000,000 of outstanding trading debt owed by Octavian to AGI into a loan of € 8,000,000 (hereinafter “AGREEMENT”).

NOW, THEREFORE, in consideration of the foregoing the Parties mutually agree the following:

1.
The principal amount which is repayable by OCTAVIAN to AGI in monthly instalments in the amount of € 166.667,67  (“Principal Amount”) in accordance with clause 4 and Schedule 2 of the AGREEMENT will be suspended for a period of 12 calendar months starting from 30.06.2009 until 31.05.2010. Accordingly the term of the Agreement will be prolonged for 12 more calendar months to 60 months. For the avoidance of doubt the number of instalments shall remain 48.

2.
The interest accrued and to accrue in accordance with clause 3 of the Agreement shall remain unaffected by the above provision and hence repaid normally as provided for in clause 3 of the AGREEMENT throughout the 12 month calendar period starting from 30.06.2009 until 31.05.2010; such sums to be paid in accordance with clause 4.2 of the AGREEMENT.

3.	Starting from 30.06.2010 all monthly instalments of the principal amount and all respective accrued interest shall be paid in accordance with the AGREEMENT.

4.
The suspension of the repayment of the principal amount does not constitute any Event of Default as defined in Clause 6 of the AGREEMENT and AGI agrees to waive any rights it may otherwise have in respect of such suspension and, with regard to the payment due on 30.06.2009, such Event of Default under the AGREEMENT, Transfer Agreement signed on the same date as the AGREEMENT or otherwise. However, the non-payment of the interest accrued and to accrue within the suspension period does constitute an Event of Default if such non-payment is not rectified in accordance with clause 6.1.1 of the AGREEMENT.

All other provisions of the AGREEMENT remain unaffected and in full force.

This Agreement is executed by both Parties by their duly authorised officers, or by their authorised representatives (as may be applicable) on this day […] of July 2009.

FOR AND ON BEHALF OF AGI: through a Power of Attorney		FOR AND ON BEHALF OF OCTAVIAN:

By: /s/Zane Mersich		By: /s/Harmen Brenninkmeijer
Name: Zane Mersich		Name: Harmen Brenninkmeijer
Date: 4/08/2009
Date/Place: 4/08/2009	Bridgend, U.K.